U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 2, 2003



                            Cole Computer Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                           0-23819                         76-0547762
--------------              --------------------------            --------------
 (state  of                 (Commission  File  Number)            (IRS  Employer
incorporation)                                                     I.D.  Number)


                            5577 Northwest Expressway
                            Oklahoma City, OK 73132
                              (405) 721-7600 PHONE
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not  Applicable
              -----------------------------------------------------
              (Former  name  or  address  if  changed  since  last  report)



















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

ITEM  5  OTHER  EVENTS


On September 2, 2003, Cole Computer Corporation's Board of Directors announced that it has accepted the resignation of Dyon Tang as Chief Executive Officer and director of the company. Dyon Tang's resignation was prompted by other commitments which prevented him from being able to contribute his full efforts to the company. He will continue on in an advisory capacity as needed. Current operations will continue under John Ruth, President and Chief Operating Officer, until the Board meets and selects a replacement.












































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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September  3,  2003                   Cole  Computer  Corporation



                                             By:/s/John  L.  Ruth
                                                --------------------------------
                                                 John  L.  Ruth
                                                 President  and  Director






















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